UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): December 6, 2019

000-15701

(Commission file number)

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	84-1007839
(State of incorporation)	(IRS Employer Identification No.)

1535 Faraday Avenue Carlsbad, California 92008	(760) 736-7700
(Address of principal executive offices)	(Registrant’s telephone number)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Stockholders was held on December 6, 2019. The following table sets forth the matters voted upon at the meeting and the results of the voting on each matter voted upon:

Matter Voted Upon	Votes For	Withheld	Votes Against	Abstentions	Broker Non-Votes
Election of two Class II directors to serve until the next annual meeting of stockholders held to elect Class II directors and until such director’s successor is elected and qualified:
Alan G. Dunn	4,158,934	457,708	—	—	1,798,878
Lee G. Weldon	4,141,296	475,346	—	—	1,798,878

Election of one Class III director to serve until the next annual meeting of stockholders held to elect Class III directors and until such director’s successor is elected and qualified:			..—
Laura Kay Matherly	4,455,337	161,305	—	—	1,798,878

Approval of 2019 Omnibus Incentive Plan	2,269,852	—	2,249,755	97,035	1,798,878

Ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019	6,355,061	—	11,777	4,686	—

Advisory Vote to Approve the Compensation of the Company's Named Executive Officers	4,220,064	—	284,454	112,124	1,798,878
	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Frequency of Advisory Votes on Executive Compensation	1,902,745	47,645	2,660,564	5,688	1,798,878

The named directors, the Ratification of Haskell & White, the Advisory Vote to Approve the Compensation of the Company's Named Executive Officers, and a Three Year period for Advisory Votes on Executive Compensation were each approved by the stockholders at the annual meeting.

The Company previously reported in a Current Report on Form 8-K filed December 11, 2019 that the 2019 Omnibus Incentive Plan was approved by the stockholders. Contrary to its prior determination the Company has determined the Omnibus Incentive Plan was not approved by the stockholders. This Amendment is being filed to correct that error. The 2019 Omnibus Incentive Plan was not approved by the stockholders and did not become effective. In the interim no shares were issued pursuant to the 2019 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.

Date: April 25, 2020	By:	/s/ Michael E. Fortin
Michael E. Fortin
Chief Financial Officer